Preferred Stock	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Preferred Stock

Note 12—Preferred stock

The Company has authorized 30,000,000 shares of preferred stock for issuance with a par value of $0.01 per share. There were no shares of preferred stock outstanding as of December 31, 2015 or December 31, 2016.

In conjunction with the Acquisition, 135,041 shares of convertible preferred stock were issued for a total consideration of approximately $135.0 million. These shares remained outstanding as of December 31, 2015 and were converted to 37,271,375 shares of common stock immediately prior to the initial public offering.

Prior to conversion, the Company’s convertible preferred stock was classified as temporary equity in the accompanying consolidated balance sheets in accordance with ASC 480, Distinguishing Liabilities from Equity, as the convertible preferred stock was redeemable at the option of the holder and was also redeemable, if not converted to common stock, at the time of an initial public offering. In conjunction with this classification, the Company has accreted the carrying value of the convertible preferred stock to reflect its maximum redemption amount as of December 31, 2015 and through the date of conversion. The maximum redemption amount is the greater of the convertible preferred stock liquidation value (including dividends) or the as-converted value based on the common stock per share price.

For the Successor 2014 Period, the Company accreted $10.3 million, which represents dividends at the rate of 8% per annum. For the years ended December 31, 2015 and 2016, the Company accreted $52.0 million and $436.3 million, respectively, which reflect increases in the as-converted value. The accreted value was reclassified from temporary equity to additional paid-in capital upon conversion and the Company accounted for the accretion of convertible preferred stock as a reduction from amounts available for distribution to common stockholders.